UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2011

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Science Park New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

(203) 776-7776

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 15, 2011, Higher One Holdings, Inc. (“Higher One”) issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

On February 15, 2011 at 5:00pm EST, Higher One will host a conference call to discuss fourth quarter and full year results. Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investor Relations section of Higher One’s website at http://www.higherone.com.

As part of the conference call, Dean Hatton, President and Chief Executive Officer, and Mark Volchek, Chief Financial Officer, will present items not previously disclosed in reports filed by Higher One with the Securities and Exchange Commission (the “SEC”). A copy of the PowerPoint slides that will accompany Higher One’s presentation is attached hereto as Exhibit 99.2.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

The press release, PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted net income per share. Higher One believes that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain one-time or non-cash impacts to Higher One’s results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the press release, PowerPoint slides and presentation.

This Form 8-K includes forward-looking statements, as defined by the SEC. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from those predicted or implied. These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Form 8-K or to reflect the occurrence of any unanticipated events. The forward-looking statements in this Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated February 15, 2011

99.2	PowerPoint slides, Higher One Holdings, Inc. Q4 ’10 Earnings Results, dated February 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2011

HIGHER ONE HOLDINGS, INC.

By:	/s/ Mark Volchek
Mark Volchek
Chief Financial Officer

Exhibit Index

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated February 15, 2011

99.2	PowerPoint slides, Higher One Holdings, Inc. Q4 ’10 Earnings Results, dated February 15, 2011